form8k3rdqtrearnings.htm

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 30, 2007

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105-3443 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

form8k3rdqtrearnings.htm

Item 2.02.     Results of Operations and Financial Condition.

On October 30, 2007, Olin Corporation (the “Company”) released the results of operations and financial condition for the third quarter, ended September 30, 2007.  Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the Company's earnings press release dated October 30, 2007.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
99.1	Press Release announcing third quarter 2007 earnings, dated October 30, 2007.

form8k3rdqtrearnings.htm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

                                By:  /s/ George H. Pain
                                Name: George H. Pain
                                Title:   Vice President, General
                                     Counsel and Secretary

Date:  October 30, 2007

form8k3rdqtrearnings.htm

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release announcing third quarter 2007 earnings, dated October 30, 2007.